(MKS LOGO)

EXHIBIT 99.1

MKS Instruments Reports First Quarter 2018 Financial Results

Achieved new quarterly records for revenue and Non-GAAP net earnings

Quarterly revenue up 27% compared to Q1 2017

Achieved new quarterly revenue records in both the Vacuum and Analysis and Light and Motion Divisions

Completed 4th Term Loan repricing and another $50 million voluntary debt prepayment

Andover, MA, April 24, 2018 — MKS Instruments, Inc. (NASDAQ: MKSI), a global provider of technologies that enable advanced processes and improve productivity, today reported first quarter 2018 financial results.

Quarterly Financial Results
(in millions, except per share data)
	Q1 2018	Q4 2017
GAAP Results
Net revenues	$554	$512
Gross margin	47.4%	46.6%
Operating margin	23.8%	23.4%
Net income	$105	$77.6
Diluted EPS	$1.90	$1.41
Non-GAAP Results
Gross margin	47.4%	46.6%
Operating margin	26.2%	25.9%
Net earnings	$114.3	$94.6
Diluted EPS	$2.07	$1.71

First Quarter 2018 Financial Results

Revenue was $554 million, an increase of 8% from $512 million in the fourth quarter of 2017 and an increase of 27% from $437 million in the first quarter of 2017.

Net income was $105 million, or $1.90 per diluted share, compared to net income of $77.6 million, or $1.41 per diluted share, in the fourth quarter of 2017, and $65.1 million, or $1.18 per diluted share, in the first quarter of 2017.

Non-GAAP net earnings, which exclude special charges and credits, were $114.3 million, or $2.07 per diluted share, compared to $94.6 million, or $1.71 per diluted share, in the fourth quarter of 2017, and $70.0 million, or $1.27 per diluted share, in the first quarter of 2017.

Sales to semiconductor customers were $313 million, an increase of 26% compared to the first quarter of 2017, and sales to advanced markets were $241 million, an increase of 28% compared to the first quarter of 2017.

Sales in the Vacuum and Analysis Division set another quarterly record of $348 million, an increase of 25% from the first quarter a year ago. Sales in the Light and Motion Division also set another quarterly record of $206 million, an increase of 29% from the prior year period.

“We are very pleased with our strong start in 2018, which has fueled our ability to achieve our objectives of sustainable and profitable growth,” said Gerald Colella, Chief Executive Officer and President. Mr. Colella added, “We again set new records for quarterly revenue and Non-GAAP net earnings as well as achieving new revenue records in both the semiconductor market and advanced markets we serve. Our strong focus on solving complex customer problems is a significant driver in the 28% year over year revenue growth in our advanced markets. These advanced markets represent almost 45% of our total revenue and provide MKS a unique additive growth opportunity to our strong leading position in the semiconductor market.”

“We also continue to execute on our strategy to delever our balance sheet and significantly reduce our interest cost,” said Seth Bagshaw, Senior Vice President and Chief Financial Officer. “In March 2018, we voluntarily pre-paid another $50 million of principal on our Term Loan. Furthermore, on April 11, 2018, we completed our fourth successful repricing of our Term Loan. Our debt balance as of March 31, 2018, was $348 million, down from $780 million at loan origination in April 2016; our debt to Adjusted EBITDA ratio is well below one times; and we have reduced our non-GAAP interest expense by over 70% since origination on an annualized basis.”

Additional Financial Information

The Company had $542 million in cash and short-term investments as of March 31, 2018 and during the first quarter of 2018, MKS paid a dividend of $9.8 million or $0.18 per diluted share.

Second Quarter 2018 Outlook

Based on current business levels, the Company expects that revenue in the second quarter of 2018 could range from $550 to $590 million.

At these volumes, GAAP net income could range from $1.91 to $2.18 per diluted share and non-GAAP net earnings could range from $2.09 to $2.36 per diluted share. This financial guidance incorporates assumptions made based upon the Company’s current interpretation of the 2017 Tax Cut and Jobs Act, and may change as additional clarification and implementation guidance is issued.

Conference Call Details

A conference call with management will be held on Wednesday, April 25, 2018 at 8:30 a.m. (Eastern Time). To participate in the conference call, please dial (877) 212-6076 for domestic callers and (707) 287-9331 for international callers, and an operator will connect you. Participants will need to provide the operator with the Conference ID of 8173829, which has been reserved for this call. A live and archived webcast of the call will be available on the Company’s website at www.mksinst.com, along with the Company’s earnings press release and supplemental financial information.

About MKS Instruments

MKS Instruments, Inc. is a global provider of instruments, subsystems and process control solutions that measure, monitor, deliver, analyze, power, and control critical parameters of advanced manufacturing processes to improve process performance and productivity. Our products are derived from our core competencies in pressure measurement and control, flow measurement and control, gas and vapor delivery, gas composition analysis, residual gas analysis, leak detection, control technology, ozone generation and delivery, RF & DC power, reactive gas generation, vacuum technology, lasers, photonics, sub-micron positioning, vibration control, and optics. Our primary served markets include semiconductor capital equipment, general industrial, life sciences, and research. Additional information can be found at www.mksinst.com.

Use of Non-GAAP Financial Results

This release includes measures that are not in accordance with U.S. generally accepted accounting principles (“non-GAAP measures”). Non-GAAP measures exclude amortization of acquired intangible assets, asset impairments, costs associated with completed and announced acquisitions, acquisition integration costs, an inventory step-up adjustment related to an acquisition, restructuring charges, certain excess and obsolete inventory charges, fees and expenses related to the re-pricings of our term loan, amortization of debt issuance costs, net proceeds from an insurance policy, costs associated with the sale of a business, the tax effect of the 2017 Tax Cut and Jobs Act, the tax effect of legal entity restructurings, other discrete tax benefits and charges, and the related tax effect of these adjustments. These non-GAAP measures should be viewed in addition to, and not as a substitute for, MKS’ reported results, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. MKS management believes the presentation of these non-GAAP measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results. Annualized GAAP interest expense based upon $780 million principal outstanding and using the LIBOR based interest rate spread in effect on April 29, 2016, was $44 million and included $5 million in debt issuance cost. Annualized GAAP interest expense based upon $348 million in principal currently outstanding and LIBOR plus 175 basis points is $14.5 million and includes $3.1 million of debt issuance cost.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the future financial performance, business prospects and growth of MKS. These statements are only predictions based on current assumptions and expectations. Actual events or results may differ materially from those in the forward-looking statements set forth herein. Among the important factors that could cause actual events to differ materially from those in the forward-looking statements are the conditions affecting the markets in which MKS operates, including the fluctuations in capital spending in the semiconductor industry and other advanced manufacturing markets, fluctuations in net sales to our major customers, the challenges, risks and costs involved with integrating the operations of the companies we have acquired, including our most recent acquisition of Newport Corporation, the Company’s ability to successfully grow our business, potential fluctuations in quarterly results, the terms of our term loan, dependence on new product development, rapid technological and market change, acquisition strategy, manufacturing and sourcing risks, volatility of stock price, international operations, financial risk management, and the other factors described in MKS’ most recent Annual Report on Form 10-K for the year ended December 31, 2017 filed with SEC. MKS is under no obligation to, and expressly disclaims any obligation to, update or alter these forward-looking statements, whether as a result of new information, future events or otherwise after the date of this press release.

###

Company Contact: Seth H. Bagshaw
Senior Vice President, Chief Financial Officer and Treasurer
Telephone: 978.645.5578

Investor Relations Contacts:
Monica Gould
The Blueshirt Group
Telephone: 212.871.3927
Email: monica@blueshirtgroup.com

Lindsay Grant Savarese
The Blueshirt Group
Telephone: 212.331.8417
Email: lindsay@blueshirtgroup.com

MKS Instruments, Inc.
Unaudited Consolidated Statements of Operations
(In thousands, except per share data)

	Three Months Ended
	March 31, 2018	March 31, 2017	December 31, 2017
		(Note 11)	(Note 11)
Net revenues:
Products	$496,677	$387,938	$458,155
Services	57,598	49,215	53,645

Total net revenues	554,275	437,153	511,800
Cost of revenues:
Products	261,321	205,834	243,384
Services	30,099	25,772	30,090

Total cost of revenues	291,420	231,606	273,474
Gross profit	262,855	205,547	238,326
Research and development	34,857	33,282	33,045
Selling, general and administrative	82,949	74,220	72,510
Acquisition and integration costs	—	1,442	634
Restructuring	1,220	522	1,324
Environmental costs	1,000	—	—
Amortization of intangible assets	11,190	12,501	10,797

Income from operations	131,639	83,580	120,016
Interest income	1,105	516	1,125
Interest expense	5,430	8,832	7,989
Other (expense) income, net	(572)	2,021	(2,155)

Income from operations before income taxes	126,742	77,285	110,997
Provision for income taxes	21,621	12,225	33,359

Net income	$105,121	$65,060	$77,638

Net income per share:
Basic	$1.93	$1.21	$1.43
Diluted	$1.90	$1.18	$1.41
Cash dividends per common share	$0.18	$0.175	$0.18
Weighted average shares outstanding:
Basic	54,423	53,769	54,318
Diluted	55,286	54,958	55,236
The following supplemental Non-GAAP earnings information is presented to aid in understanding MKS’ operating results:
Net income	$105,121	$65,060	$77,638
Adjustments:
Acquisition and integration costs (Note 1)	—	1,442	634
Expenses related to the sale of a business (Note 2)	—	423	—
Amortization of debt issuance costs (Note 3)	1,831	2,414	3,983
Restructuring (Note 4)	1,220	522	1,324
Environmental costs (Note 5)	1,000	—	—
Amortization of intangible assets	11,190	12,501	10,797
Windfall tax benefit on stock-based compensation (Note 6)	(3,036)	(6,650)	(658)
Deferred tax adjustment (Note 7)	878	—	(24,546)
Transition tax on accumulated foreign earnings (Note 8)	(1,668)	—	28,658
Tax adjustment related to the sale of a business (Note 9)	—	—	(12,131)
Accrued tax on MKS subsidiary distribution (Note 10)	—	—	14,000
Pro-forma tax adjustments	(2,247)	(5,718)	(5,083)

Non-GAAP net earnings	$114,289	$69,994	$94,616

Non-GAAP net earnings per share	$2.07	$1.27	$1.71

Weighted average shares outstanding	55,286	54,958	55,236
Income from operations	$131,639	$83,580	$120,016
Adjustments:
Acquisition and integration costs (Note 1)	—	1,442	634
Expenses related to the sale of a business (Note 2)	—	423	—
Restructuring (Note 4)	1,220	522	1,324
Environmental costs (Note 5)	1,000	—	—
Amortization of intangible assets	11,190	12,501	10,797

Non-GAAP income from operations	$145,049	$98,468	$132,771

Non-GAAP operating margin percentage	26.2%	22.5%	25.9%

Interest expense	$5,430	$8,832	$7,989
Amortization of debt issuance costs (Note 3)	1,831	2,414	3,983

Non-GAAP interest expense	$3,599	$6,418	$4,006

Net income	$105,121	$65,060	$77,638
Interest expense, net	4,325	8,316	6,864
Provision for income taxes	21,621	12,225	33,359
Depreciation	9,302	9,332	9,208
Amortization	11,190	12,501	10,797

EBITDA	$151,559	$107,434	$137,866

Stock-based compensation	10,426	8,782	4,544
Acquisition and integration costs (Note 1)	—	1,442	634
Expenses related to the sale of a business (Note 2)	—	423	—
Restructuring (Note 4)	1,220	522	1,324
Environmental costs (Note 5)	1,000	—	—
Other adjustments	772	747	839

Adjusted EBITDA	$164,977	$119,350	$145,207

Note 1: We recorded acquisition and integration costs related to the Newport Corporation acquisition, which closed during the second quarter of 2016, during the three months ended December 31, 2017 and March 31, 2017.

Note 2: We recorded legal and consulting expense during the three months ended March 31, 2017 related to the sale of a business, which was completed in April 2017.

Note 3: We recorded additional interest expense related to the amortization of debt issuance costs affiliated with our Term Loan Credit Agreement and ABL Facility.

Note 4: We recorded restructuring costs, primarily comprised of severance costs related to transferring a portion of our shared service functions to a third party as well as the consolidation of certain shared service functions in Asia during the three months ended March 31, 2018. We recorded restructuring costs during the three months ended December 31, 2017 and March 31, 2017, primarily related to the restructuring of one of our international sales facilities and the consolidation of certain sales offices and manufacturing plants.

Note 5: We recorded additional environmental costs during the three months ended March 31, 2018, related to an EPA-designated Superfund site, which was acquired as part of our Newport acquisition.

Note 6: Windfall tax benefits on the vesting of stock-based compensation relate to an accounting standard issued by the Financial Statement Accounting Standards Board (Accounting Standards Update 2016-09).

Note 7: We recorded a provisional deferred tax adjustment, which also includes the reversal of a tax accrual on a French dividend, related to U.S. tax reform legislation during the three months ended December 31, 2017 and updated the provisional deferred tax adjustment in the three months ended March 31, 2018.

Note 8*: We recorded a provisional transition tax on accumulated foreign earnings related to the 2017 Tax Cut and Jobs Act during the three months ended December 31, 2017 and updated the provisional transition tax in the three months ended March 31, 2018.

Note 9*: We recorded a tax adjustment resulting from the 2017 Tax Cut and Jobs Act, related to the sale of our Data Analytics Solutions business during the three months ended December 31, 2017.

Note 10*: We recorded an accrual for tax expense on a potential distribution to a subsidiary, related to the 2017 Tax Cut and Jobs Act during the three months ended December 31, 2017.

*The computation of the one-time tax on our offshore earnings pursuant to the 2017 Tax Cut and Jobs Act (the “Tax Act”) as well as our net deferred tax liability is based on our current understanding and assumptions regarding the impact of the Tax Act, and may change as additional clarification and implementation guidance is issued and as the interpretation of the Tax Act evolves over time.

Note 11: We historically recorded the revenue and related cost of revenue for our spare parts within Products in our Statement of Operations for the Vacuum and Analysis Division. We have now determined that these items are better reflected within Services in our Statement of Operations and have revised the presentation of our previously issued financial statements as shown below:

	Three Months Ended March 31, 2017
	As previously reported	Adjustment	As revised
Net revenues:
Products	$392,922	$(4,984)	$387,938
Services	44,231	4,984	49,215

Total net revenues	437,153	—	437,153
Cost of revenues:
Cost of products	205,060	774	205,834
Cost of services	26,546	(774)	25,772

Total cost of revenues	$231,606	$—	$231,606

	Three Months Ended December 31, 2017
	As previously reported	Adjustment	As revised
Net revenues:
Products	$463,851	$(5,696)	$458,155
Services	47,949	5,696	53,645

Total net revenues	511,800	—	511,800
Cost of revenues:
Cost of products	242,008	1,376	243,384
Cost of services	31,466	(1,376)	30,090

Total cost of revenues	$273,474	$—	$273,474

MKS Instruments, Inc.
Unaudited Consolidated Statements of Cash Flows
(In thousands, except per share data)

	Three Months Ended
	March 31, 2018	March 31, 2017	December 31, 2017
Cash flows from operating activities:
Net income	$105,121	$65,060	$77,638
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	20,492	21,833	20,006
Amortization of debt issuance costs and original issue discount	2,019	2,715	4,314
Stock-based compensation	10,426	8,782	4,544
Provision for excess and obsolete inventory	5,333	5,031	4,864
Provision for doubtful accounts	335	316	175
Deferred income taxes	(705)	(1,809)	(16,528)
Other	34	85	(7)
Changes in operating assets and liabilities	(70,299)	(35,956)	(14,220)

Net cash provided by operating activities	72,756	66,057	80,786

Cash flows from investing activities:
Purchases of investments	(49,753)	(42,292)	(30,545)
Sales of investments	8,930	21,179	9,993
Maturities of investments	49,596	55,672	40,563
Purchases of property, plant and equipment	(9,390)	(4,099)	(13,431)
Other	—	—	66

Net cash (used in) provided by investing activities	(617)	30,460	6,646

Cash flows from investing activities:
Payments of short-term borrowings	(10,274)	(1,398)	(16,435)
Proceeds from short and long-term borrowings	11,907	736	15,394
Payments of long-term borrowings	(50,000)	(51,570)	(50,000)
Dividend payments	(9,808)	(9,419)	(9,775)
Net (payments) proceeds related to employee stock awards	(8,921)	(2,894)	2,504

Net cash used in financing activities	(67,096)	(64,545)	(58,312)

Effect of exchange rate changes on cash and cash equivalents	1,958	(4,696)	(1,327)

Increase in cash and cash equivalents and restricted cash	7,001	27,276	27,793

Cash and cash equivalents, including restricted cash at beginning of	333,887	233,910	306,094
period

Cash and cash equivalents, including restricted cash at end of period	$340,888	$261,186	$333,887

MKS Instruments, Inc.
Reconciliation of GAAP Income Tax Rate to Non-GAAP Income Tax Rate
(In thousands)

	Three Months Ended March 31, 2018			Three Months Ended December 31, 2017
		Provision	Effective		Provision
	Income Before	(benefit) for	Tax Rate	Income Before	(benefit) for	Effective
	Income Taxes	Income Taxes		Income Taxes	Income Taxes	Tax Rate
GAAP	$126,742	$21,621	17.1%	$110,997	$33,359	30.1%
Adjustments:
Acquisition and integration costs (Note 1)	—	—		634	—
Amortization of debt issuance costs (Note 3)	1,831	—		3,983	—
Restructuring (Note 4)	1,220	—		1,324	—
Environmental costs (Note 5)	1,000	—		—	—
Amortization of intangible assets	11,190	—		10,797	—
Windfall tax benefit on stock-based	—	3,036		—	658
compensation (Note 6)
Deferred tax adjustment (Note 7)	—	(878)		—	24,546
Transition tax on accumulated foreign	—	1,668		—	(28,658)
earnings (Note 8)
Tax adjustment related to the sale of a	—	—		—	(14,000)
business (Note 9)
Accrued tax on MKS subsidiary distribution	—	—		—	12,131
(Note 10)
Tax effect of pro-forma adjustments	—	2,247		—	5,083
Non-GAAP	$141,983	$27,694	19.5%	$127,735	$33,119	25.9%

	Three Months Ended March 31, 2017
		Provision
	Income Before	(benefit) for	Effective
	Income Taxes	Income Taxes	Tax Rate
GAAP	$77,285	$12,225	15.8%
Adjustments:
Acquisition and integration costs (Note 1)	1,442	—
Expenses related to the sale of a business (Note 2)	423	—
Amortization of debt issuance costs (Note 3)	2,414	—
Restructuring (Note 4)	522	—
Amortization of intangible assets	12,501
Windfall tax benefit on stock-based compensation (Note 6)	—	6,650
Tax effect of pro-forma adjustments	—	5,443
Adjustment to pro-forma tax rate	—	275

Non-GAAP	$94,587	$24,593	26.0%

Note 1: We recorded acquisition and integration costs related to the Newport Corporation acquisition, which closed during the second quarter of 2016, during the three months ended December 31, 2017 and March 31, 2017.

Note 2: We recorded legal and consulting expense during the three months ended March 31, 2017 related to the sale of a business, which was completed in April 2017.

Note 3: We recorded additional interest expense related to the amortization of debt issuance costs affiliated with our Term Loan Credit Agreement and ABL Facility.

Note 4: We recorded restructuring costs, primarily comprised of severance costs related to transferring a portion of our shared service functions to a third party as well as the consolidation of certain shared service functions in Asia during the three months ended March 31, 2018. We recorded restructuring costs during the three months ended December 31, 2017 and March 31, 2017, primarily related to the restructuring of one of our international sales facilities and the consolidation of certain sales offices and manufacturing plants.

Note 5: We recorded additional environmental costs during the three months ended March 31, 2018, related to an EPA-designated Superfund site, which was acquired as part of our Newport acquisition.

Note 6: Windfall tax benefits on the vesting of stock-based compensation relate to an accounting standard issued by the Financial Statement Accounting Standards Board (Accounting Standards Update 2016-09).

Note 7: We recorded a provisional deferred tax adjustment, which also includes the reversal of a tax accrual on a French dividend, related to U.S. tax reform legislation during the three months ended December 31, 2017 and updated the provisional deferred tax adjustment in the three months ended March 31, 2018.

Note 8*: We recorded a provisional transition tax on accumulated foreign earnings related to the 2017 Tax Cut and Jobs Act during the three months ended December 31, 2017 and updated the provisional transition tax in the three months ended March 31, 2018.

Note 9*: We recorded a tax adjustment resulting from the 2017 Tax Cut and Jobs Act, related to the sale of our Data Analytics Solutions business during the three months ended December 31, 2017.

Note 10*: We recorded an accrual for tax expense on a potential distribution to a subsidiary, related to the 2017 Tax Cut and Jobs Act during the three months ended December 31, 2017.

*The computation of the one-time tax on our offshore earnings pursuant to the 2017 Tax Cut and Jobs Act (the “Tax Act”) as well as our net deferred tax liability is based on our current understanding and assumptions regarding the impact of the Tax Act, and may change as additional clarification and implementation guidance is issued and as the interpretation of the Tax Act evolves over time.

MKS Instruments, Inc.
Reconciliation of Q2-18 Guidance — GAAP Net Income to Non-GAAP Net Earnings
(In thousands, except per share data)

	Three Months Ended June 30, 2018
	Low Guidance		High Guidance
	$ Amount	$ Per Share	$ Amount	$ Per Share
GAAP net income	$105,900	$1.91	$120,900	$2.18
Amortization	11,000	0.20	11,000	0.20
Deferred financing costs	600	0.01	600	0.01
Restructuring	700	0.01	700	0.01
Tax effect of adjustments (Note 1)	(2,400)	(0.04)	(2,400)	(0.04)

Non-GAAP net earnings	$115,800	$2.09	$130,800	$2.36

Q2 - 18 forecasted shares		55,400		55,400

Note 1: The Non-GAAP adjustments are tax effected at the applicable statutory rates and the difference between the GAAP and Non-GAAP tax rates.

MKS Instruments, Inc.
Unaudited Consolidated Balance Sheet
(In thousands)

	March 31, 2018	December 31, 2017
ASSETS
Cash and cash equivalents, including restricted cash	$340,888	$333,887
Short-term investments	200,614	209,434
Trade accounts receivable, net	341,718	300,308
Inventories	365,709	339,081
Other current assets	59,093	53,543

Total current assets	1,308,022	1,236,253
Property, plant and equipment, net	172,802	171,782
Goodwill	593,494	591,047
Intangible assets, net	356,345	366,398
Long-term investments	10,841	10,655
Other assets	39,952	37,883

Total assets	$2,481,456	$2,414,018

LIABILITIES AND STOCKHOLDERS’ EQUITY
Short-term debt	$5,456	$2,972
Accounts payable	92,364	82,518
Accrued compensation	62,505	96,147
Income taxes payable	31,096	21,398
Deferred revenue	14,003	12,842
Other current liabilities	85,601	73,945

Total current liabilities	291,025	289,822
Long-term debt, net	341,290	389,993
Non-current deferred taxes	61,769	61,571
Non-current accrued compensation	53,848	51,700
Other liabilities	35,184	32,025

Total liabilities	783,116	825,111

Stockholders’ equity:
Common stock	113	113
Additional paid-in capital	791,150	789,644
Retained earnings	892,820	795,698
Accumulated other comprehensive income	14,257	3,452

Total stockholders’ equity	1,698,340	1,588,907

Total liabilities and stockholders’ equity	$2,481,456	$2,414,018